                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                        The Crabbe Huson Special Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                      THE CRABBE HUSON SPECIAL FUND, INC.
                         121 S.W. MORRISON, SUITE 1400
                             PORTLAND, OREGON 97204
                            NOTICE OF ANNUAL MEETING

    Notice is hereby given that the annual meeting of the shareholders of The Crabbe Huson Special Fund, Inc. (the "Fund") will be held at 3:00 p.m., Pacific Time, on October 30, 1997, at The University Club, 1225 S.W. Sixth Avenue, Portland, Oregon, for the following purposes:

    (1) To elect a Board of Directors for the Fund for the ensuing year or portion thereof consisting of eight Directors.

    (2) To approve the amendment of certain provisions of the Fund's fundamental investment policies relating to short sales.

    (3) To ratify the appointment by the Board of Directors of the Fund of KPMG Peat Marwick LLP as independent auditors of the Fund.

    (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

    All shareholders are invited to attend the meeting. Shareholders of record at the close of business on September 5, 1997, the record date fixed by the Boards of Directors, are entitled to notice of and to vote at the meeting.

                                 By Order of the
                                 Board of Directors
                                 of the Fund


September 22, 1997               Craig P. Stuvland

                                 SECRETARY

                            ------------------------

                             YOUR VOTE IS IMPORTANT
                        PLEASE RETURN YOUR PROXY CARD(S)
                            ------------------------

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE SIGN AND DATE EACH ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. A SHAREHOLDER WHO COMPLETES AND RETURNS A PROXY AND SUBSEQUENTLY ATTENDS THE MEETING MAY ELECT TO VOTE IN PERSON, SINCE A PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

                      THE CRABBE HUSON SPECIAL FUND, INC.
                         121 S.W. MORRISON, SUITE 1400
                             PORTLAND, OREGON 97204
                                PROXY STATEMENT


    The enclosed proxy is solicited by the Board of Directors of The Crabbe Huson Special Fund, Inc. (the "Fund") for use at the annual meeting of shareholders to be held at The University Club, 1225 S.W. Sixth Avenue, Portland, Oregon at 3:00 p.m., Pacific Time, on October 30, 1997 and at any adjournment thereof. The Funds expect to mail this proxy statement and each proxy to shareholders on or about September 23, 1997.


    The Fund's investment adviser is The Crabbe Huson Group, Inc. located at 121 S.W. Morrison, Suite 1425, Portland, Oregon 97204 (the "Crabbe Huson Group"). State Street Bank and Trust Company, 1776 Heritage Drive, A4SW, North Quincy, MA 02171, provides administrative services. The Fund's shares are distributed by Crabbe Huson Securities, Inc., 121 S.W. Morrison, Suite 1410, Portland, OR 97204.

                             PRINCIPAL SHAREHOLDERS


    A holder of record of common stock of the Fund at the close of business on September 5, 1997 will be entitled to vote at the annual meeting in person or by proxy. As of such date, the Fund had 22,984,486.840 shares of common stock outstanding and entitled to vote at the meeting.


    With respect to the matters specified on the enclosed proxy card, shares represented by duly executed proxies will be voted in accordance with the specifications made. If no specification is made with respect to a particular matter, shares will be voted in accordance with the recommendation of the Directors. Proxies may be revoked at any time before they are exercised by a written revocation received by the Secretary of the Fund, by properly executing a later dated proxy or by attending the meeting and voting in person.


    If you have any questions or would like more information about the matters discussed in this Proxy Statement, please call, toll-free, 1-800-541-9732.

                            ------------------------

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

                            ------------------------

INTRODUCTION

    At the meeting, it is intended that proxies not indicating a contrary intent will be voted in favor of the election of the nominees named below as Directors of the Fund, to hold office until their successors are elected and qualified (the "Nominees").

ELECTION OF DIRECTORS

    Pursuant to the Bylaws of the Fund, the number of Directors to be elected is eight. All nominees have consented to being named in this proxy statement and to serve if elected. In case any of the nominees should become unable to serve, the proxies may be voted for a substitute to be recommended by the Board of Directors. The Fund does not have an active nominating, standing or compensation committee. The Fund currently has an audit committee currently consisting of Messrs. Wyatt, Smith and Scherzer.

INFORMATION CONCERNING NOMINEES

    The following table shows the Nominees who are standing for election and their principal occupations which, unless specific dates are shown, are of more than five years duration, although the titles held may not have been the same throughout. The information as to their security holdings is based upon information verified by the nominees.


                                                                          SHARES
                                                        DIRECTOR       BENEFICIALLY
          NAME, AGE, PRINCIPAL OCCUPATION,               OF THE         OWNED AS OF
                OTHER DIRECTORSHIPS                    FUND SINCE    SEPTEMBER 5, 1997
----------------------------------------------------  -------------  -----------------
Gary L. Capps, 60: Executive Director of the Bend
 Chamber of Commerce since July, 1992; Mr. Capps was
 previously the owner and Chief Executive Officer of
 ten radio stations in Oregon, Idaho and Washington.
 He has been a Director of the Bank of the Cascades
 in Bend, Oregon since 1978 and has served as
 Chairman since 1984.                                        1992          4,584.208

                                                                          SHARES
                                                        DIRECTOR       BENEFICIALLY
          NAME, AGE, PRINCIPAL OCCUPATION,               OF THE         OWNED AS OF
                OTHER DIRECTORSHIPS                    FUND SINCE    SEPTEMBER 5, 1997
----------------------------------------------------  -------------  -----------------
James E. Crabbe*, 51: Director and President of the
 Crabbe Huson Group; Mr. Crabbe has, since 1980,
 served in various management positions with the
 Crabbe Huson Group.                                         1992          3,310.004
Richard S. Huson*, 57: Director and Secretary of the
 Crabbe Huson Group; Mr. Huson has, since 1980,
 served in various management positions with Crabbe
 Huson Group.                                                1992                  0
Louis Scherzer, 76: President of Louis Scherzer
 Partners, Inc. since 1988 and President of Scherzer
 Real Estate Group, Inc. since 1993; Mr. Scherzer
 was employed by The Benj. Franklin Federal Savings
 and Loan Association from 1946 to 1985 and served
 as Senior Executive Vice President and Director
 from 1980 to 1985.                                          1991                  0
Bob L. Smith, 59: Chairman of VIP's Industries, Inc.
 since 1968. Mr. Smith has been a Director of Key
 Corp. since 1988, Blue Cross/Blue Shield of Oregon
 since 1984, and Flying J., Inc. since 1987.                 1991            882.667
Craig P. Stuvland*, 41: Executive Vice President and
 Director of the Crabbe Huson Group since 1987.              1991          1,697.613
Richard P. Wollenberg, 81: Chief Executive Officer
 of Longview Fibre Company since 1978 and Chairman
 since 1985. Mr. Wollenberg has been a trustee of
 Reed College since 1962.                                    1991         12,930.287

                                                                          SHARES
                                                        DIRECTOR       BENEFICIALLY
          NAME, AGE, PRINCIPAL OCCUPATION,               OF THE         OWNED AS OF
                OTHER DIRECTORSHIPS                    FUND SINCE    SEPTEMBER 5, 1997
----------------------------------------------------  -------------  -----------------
William Wendell Wyatt, Jr., 46: Chief of Staff,
 Office of the Governor, State of Oregon, since
 April, 1995; President of the Oregon Business
 Council between September 1987 and March 1995.              1987                  0


------------------------
* The persons indicated are "interested persons" of the Fund, as defined in the 1940 Act.

    There were four meetings of the Board of Directors of the Fund during the fiscal year ended October 31, 1996. All the Directors attended every meeting, other than Mr. Wollenberg who missed the meeting in August.

    The members of the Fund's Board of Directors are selected annually by the Fund's shareholders. The Board of Directors is responsible for the overall management of the Fund, including general supervision and review of its investment policies and activities. The Board of Directors elects the officers of the Fund. The officers are responsible for supervising and administering the Fund's day-to-day operations. In accordance with the 1940 Act, the Fund is not permitted to pay compensation to, or to pay the expenses of, any officer or Director who is deemed to be an "interested person" of the Fund or the Trust (as defined in the 1940 Act).

EXECUTIVE OFFICERS OF THE FUND

    The following schedule sets forth certain information furnished by each of the current principal executive officers of the Fund. Each current officer will hold his or her respective position until his or her successor is duly elected or appointed or until he or she is removed by the Board of Directors, whichever shall occur first. The business address of each individual listed below is 121 S.W. Morrison, Suite 1425, Portland, Oregon 97204.

                                                                         EXECUTIVE
                                                                          OFFICER
         NAME, AGE AND BUSINESS EXPERIENCE                POSITION         SINCE
----------------------------------------------------  ----------------  ------------
Richard S. Huson, age 57.                                President          7/90
 Mr. Huson is a chartered financial analyst. Mr.
 Huson has been a director and served in various
 management positions with Crabbe Huson Group since
 1980.
James E. Crabbe, age 51.                               Vice President       7/88
 Mr. Crabbe has been a director and, since 1980, has
 served in various management positions with Crabbe
 Huson Group.
Craig P. Stuvland, age 41.                               Secretary          7/90
 Mr. Stuvland has been employed by Crabbe Huson
 Group since June, 1987. He is currently Executive
 Vice President-Treasurer.
Cheryl Burgermeister, age 45.                            Treasurer          6/95
 Ms. Burgermeister has been the Treasurer and Chief
 Financial Officer of The Crabbe Huson Group since
 July, 1987.

COMPENSATION OF OFFICERS AND DIRECTORS

    During the fiscal year ending October 31, 1996, the Directors received the following compensation from the Fund and from other funds that are part of the Crabbe Huson Fund complex:

                                         AGGREGATE COMPENSATION   TOTAL COMPENSATION
                                               FROM FUND,          FROM FUND COMPLEX
       NAME OF PERSON, POSITION               PER DIRECTOR        PAID TO DIRECTORS*
---------------------------------------  -----------------------  -------------------
Smith and Wyatt, Directors                      $   4,873              $  11,719

Scherzer, Capps and Wollenberg,                 $   4,818              $  11,619
 Directors

------------------------
* The fund complex consists of the Fund and the Crabbe Huson Funds, a Delaware business trust.

    No executive officer of the Fund received compensation from the Fund in excess of $60,000 for the fiscal year ending October 31, 1996.

                            ------------------------

                                 PROPOSAL NO. 2
                               APPROVAL OF CHANGE
                       IN FUNDAMENTAL INVESTMENT POLICIES

                            ------------------------

INTRODUCTION

    The Fund has adopted certain fundamental investment policies. These fundamental investment policies may not be changed without the approval of the Fund's shareholders. The Fund is proposing to make certain changes to its fundamental investment policies relating to short sales of securities.

SHORT SALES

    The Fund is permitted, under its fundamental investment policies, to sell securities short. A short sale is effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own, in the hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security. The Fund is then obligated to return the security to the lender, and therefore it must subsequently purchase the same security.

    When the Fund makes a short sale, it leaves the proceeds from the short sale with the broker who effected the sale. It may also be required to deposit cash and U. S. government securities with the broker to collateralize the short sale. In addition, the Fund is currently required, under its fundamental policies, to place in a segregated account with its custodian an amount of cash or U.S. government securities equal to the difference between the market value of the securities sold short at the time they were sold short and the amount of cash and U.S. government securities deposited with the broker (not including the proceeds from the short sale). Until the Fund replaces the borrowed security, it must daily maintain the segregated account at a level so that (1) the amount deposited in it plus the amount deposited with the broker will equal the current market value of the securities sold short, and (2) the amount deposited in it plus the amount deposited with the broker will not be less than the market value of the securities at the time they were sold short.

    The Fund does not normally hold a substantial portion of its portfolio in cash or U.S. government securities. Accordingly, when the Fund makes a short sale, it may be required to liquidate a portion of its portfolio in order to make the deposits in the segregated account described above. The Fund incurs brokerage and other transaction costs when it liquidates portfolio securities. It may also earn a lower rate of return on the cash and U.S. government securities deposited in the segregated account than it would earn on its portfolio securities.

PROPOSAL

    The Fund is proposing to amend its fundamental policies to permit it to deposit with its broker and in the segregated account cash and liquid securities of any type, rather than cash and U.S. government securities. The proposed change will permit the Fund to segregate portfolio securities in the account or with its broker without incurring transaction costs or changing the rate of return it would otherwise earn on its assets.

    The Fund will continue its current policy of maintaining the segregated account until it replaces the borrowed security at a level so that (1) the amount deposited in it, plus the amount deposited with the broker will equal the current market value of the securities sold short, and (2) the amount deposited in it plus the amount deposited with the broker will not be less than the market value of the securities at the time they were sold short. The Board of Directors will be responsible for determining and monitoring the liquidity of the securities deposited. The Board may adopt guidelines and delegate to the Advisor the daily function of determining and monitoring the liquidity, but the Board will retain sufficient oversight, and will be ultimately responsible for the determinations. In determining whether a security is liquid, the Board will consider whether the security can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

RECOMMENDATION

    The Board of Directors has unanimously approved the proposed change in the Fund's fundamental investment policies and has determined that the change is in the best interests of the Fund and its shareholders. The Board recommends that the shareholders approve the proposed change.

                            ------------------------

                                 PROPOSAL NO. 3
                                RATIFICATION OF
                              INDEPENDENT AUDITOR
                            ------------------------

    Pursuant to Section 32 of the Investment Company Act of 1940, the Board of Directors of the Fund, including a majority of directors who are not "interested persons" of the Fund, unanimously selected the firm of KPMG Peat Marwick LLP, Portland, Oregon as independent auditors for the Fund for the fiscal year ending October 31, 1997. This is the first annual meeting to be held since the Board of Directors made such selection at a duly called meeting. The selection is subject to ratification at the next succeeding annual meeting of shareholders. KPMG Peat Marwick LLP has served as the Fund's independent auditors since September, 1989. Representatives of KPMG Peat Marwick LLP are expected to be present at the annual meeting, and will have an opportunity to make a statement if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions. Proposal No. 3 seeks the ratification of KPMG Peat Marwick LLP as independent auditors for the Fund for the fiscal year ending October 31, 1997.

RECOMMENDATION

    The Directors, including the directors who are not interested persons, believe that KPMG Peat Marwick LLP should be selected as the Fund's independent auditors and recommend that the shareholders ratify their selection.

                            ------------------------

                              VOTING, SOLICITATION
                            ------------------------

VOTING, QUORUM

    Each share of the Fund is entitled to one vote on each matter submitted to a vote of the shareholders of the Fund at the meeting; no shares have cumulative voting rights.

    Proposal No. 1, involving the election of directors requires the affirmative vote of a majority of the shares of the Fund present in person or represented by proxy at the meeting, provided a quorum is present. Approval of Proposals No. 2 and 3 requires the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present in person at the meeting or represented by proxy, if holders of more than 50% of the shares of the Fund outstanding on the record date are present, in person or by proxy, or (ii) 50% of the outstanding shares of the Fund on the record date.

    A quorum for the transaction of business is constituted with respect to the Fund by the presence in person or by proxy of the holders of not less than a majority of the outstanding shares of the Fund entitled to vote at the meeting. If, by the time scheduled for the meeting, a quorum of shareholders of the Fund is not present or if a quorum of the Fund's shareholders is present but sufficient votes in favor of each of the Proposals described in this proxy statement are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies from shareholders of the Fund. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund, present in person or represented by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interests of the Fund's shareholders. The meeting may be adjourned without further notice, to a date not more than 120 days after the original record date.

    In tallying shareholder votes, abstentions and broker non-votes (I.E. proxies sent in by brokers and other nominees which cannot be voted on a Proposal because instructions have not been received from the beneficial owners) will be counted for purposes of determining whether a quorum is present for purposes of convening the meeting. Abstentions and broker non-votes will be considered to be both present and issued and outstanding and, as a result, will have the effect of being counted as votes against a specific Proposal.

    If the accompanying form or forms of proxy are properly executed and returned in time to be voted at the meeting, the shares convened thereby will be voted in accordance with the instructions thereon by the shareholder. Executed proxies that are unmarked will be voted for each Proposal submitted to a vote of the shareholders. Any proxy may be revoked at any time prior to its exercise by providing written notice of revocation to the Fund, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

    Crabbe Huson Group will inform the shareholders of the Fund of the voting results of the Proposals in its first quarterly newsletter following the annual meeting of shareholders.

SOLICITATION OF PROXIES


    In addition to the solicitation of proxies by mail or expedited delivery service, the Directors of the Fund and employees and agents of Crabbe Huson Group may solicit proxies in person or by telephone. The Fund will request each bank or broker holding shares for others in its name or custody, or in the names of one or more nominees, to forward copies of the proxy materials to the persons for whom it holds such shares and to request authorization to execute the proxies. Upon request, such banks, brokers, and nominees will be reimbursed for their out-of-pocket expenses in connection therewith. D.F. King has been retained to aid in the overall organization of this proxy solicitation, including the proxy production, mailing, and vote processing. It is anticipated that the costs of such solicitation shall be approximately $15,000. The cost of preparing, assembling, mailing, and transmitting proxy materials and of soliciting proxies on behalf of the Board of Directors will be borne by the Fund.

BENEFICIAL OWNERSHIP


    The following table shows the persons known by the Fund to beneficially own 5 percent or more of any class of any of the Fund's voting securities, and the ownership of the officers and the persons nominated as Directors of the Fund, individually and as a group, as of September 5, 1997. Beneficial owners marked with an asterisk are nominees holding shares for beneficial owners and the Fund has no records concerning the actual beneficial owners:


                      THE CRABBE HUSON SPECIAL FUND, INC.


                                              APPROXIMATE
                                           NUMBER OF SHARES    APPROXIMATE
                                             BENEFICIALLY      PERCENT OF
            BENEFICIAL OWNERS                    OWNED          SHARES(1)
-----------------------------------------  -----------------  -------------
Charles Schwab & Co. Inc.*                       7,216,219         30.18%
Special Custody A/C
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122
National Financial Services Corp.*               1,369,327          5.73%
Attn: Mutual Funds
200 Liberty Street, 5th Floor
One World Financial Center
New York, NY 10281-0095
Gary L. Capps, Director                              4,584
Bob L. Smith, Director                                 882
Richard P. Wollenberg, Director                     12,930
James E. Crabbe, Vice President                      3,310
Craig P. Stuvland, Secretary                         1,697
Officers and Directors as a group                   23,403


------------------------

(1) No Director individually owns, and the Directors and Officers as a group do not own in excess of 1% of the Fund's shares.

                            ------------------------

                             SHAREHOLDER PROPOSALS
                            ------------------------


    Proposals of shareholders that are intended to be presented at the Fund's 1998 Annual Meeting of shareholders must be received by the Fund not later than Monday, November 3, 1997 in order to be included in the proxy statement and proxy relating to that Annual Meeting. A shareholder desiring to submit a proposal should send the proposal to the officers of the Fund at 121 SW Morrison, Suite 1400, Portland, Oregon 97204.

                            ------------------------


                            REPORTS TO SHAREHOLDERS

                            ------------------------


    THE FUND'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS AND ITS MOST RECENT SUCCEEDING SEMI-ANNUAL REPORT, IF ANY, TO SHAREHOLDERS HAVE BEEN SENT PREVIOUSLY TO SHAREHOLDERS AND CAN BE OBTAINED WITHOUT CHARGE UPON REQUEST BY CONTACTING CRAIG KOLZOW AT THE CRABBE HUSON FUNDS, 121 S.W. MORRISON ST., SUITE 1400, PORTLAND, OREGON 97204 (TELEPHONE TOLL-FREE 1-800-541-9732).

                            ------------------------

                                 OTHER MATTERS
                            ------------------------

    Management does not know of any other matters to be presented at the meeting other than those mentioned in this Proxy Statement. However, if any other business should come before the meeting, it is management's intention that proxies, which do not contain specific restrictions to the contrary, will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy. If any nominee for election as Director shall be unable to serve by reason of an unexpected occurrence, the proxies will vote according to their best judgment.

                                 By Orders of the
                                 Board of Directors
                                 Of the Fund

                                 Craig P. Stuvland
                                 SECRETARY
Portland, Oregon

PROXY                                                                     PROXY

                      THE CRABBE HUSON SPECIAL FUND, INC.
                                 (the "Fund")

                               Annual Meeting
                              October 30, 1997
                     at 3:00 p.m., Pacific Daylight Time
                             The University Club
                           1225 S.W. Sixth Avenue
                              Portland, Oregon


    The undersigned shareholder hereby appoints Richard S. Huson and Craig P. Stuvland, or either of them, Proxies for the undersigned to vote on behalf of the shareholder at the annual meeting of the Shareholders of The Crabbe Huson Special Fund, Inc. and any adjournment thereof, to be held at 3:00 p.m., Pacific Daylight Time, October 30, 1997, The University Club, 1225 S.W. Sixth Avenue, Portland, Oregon, on the proposals described in the Notice of Annual Meeting of Shareholders and the accompanying Proxy Statement for said meeting.

    The Proxy is solicited by Management and will be voted as specified. Unless otherwise specified in the boxes provided, the undersigned's vote is to be cast FOR proposals (1,2 and 3). Discretionary authority is hereby granted as to any other matters that may come before the meeting. Management knows of no other matters to be considered by the Shareholders.

           PLEASE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE
                      POSTAGE-PAID ENVELOPE PROVIDED

HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

----------------------------------         -----------------------------------
----------------------------------         -----------------------------------
----------------------------------         -----------------------------------

    PLEASE MARK VOTES
[X] AS IN THIS EXAMPLE

-----------------------------------
THE CRABBE HUSON SPECIAL FUND, INC.
-----------------------------------

Mark box at right if you plan to attend the Annual Meeting.             [ ]

Mark box at right if an address change or comment has been noted on
the reverse side of this card.                                          [ ]

(1) Election of Directors

Gary L. Capps      Bob L. Smith                For All     With-    For All
James E. Crabbe    Craig P. Stuvland           Nominees    hold     Except
Richard S. Huson   Richard P. Wollenberg
Louis Scherzer     William Wendell Wyatt, Jr.    [ ]       [ ]       [ ]


INSTRUCTION: To withhold authority for any individual nominee, mark the "For All Except" box and write that nominee's name in the line provided below.

------------------------------------------------------------------------------

(2) To approve the amendment of certain provisions of     FOR  AGAINST  WITHHOLD
    the Fund's fundamental investment policies relat-     [ ]    [ ]      [ ]
    ing to short sales.

(3) To ratify the appointment by the Board of Directors   FOR  AGAINST  WITHHOLD
    of the Fund of KPMG Peat Marwick LLP as independent   [ ]    [ ]      [ ]
    auditors of the Fund.

(4) To transact such other business as may properly come before the meeting or any adjournment thereof.



-------------------------------------------------------------------------------
  Please be sure to sign and date this Proxy     |     Date:
-------------------------------------------------------------------------------

  Shareholder sign here                 Co-owner sign here
-------------------------------------------------------------------------------


RECORD DATE SHARES: